EXHIBIT 99.1

--------------------------------------------------------------------------------
                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
JUDGE: BARBARA J. HOUSER
---------------------------------------------

                        UNITED STATES BANKRUPTCY COURT RT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: AUGUST 31, 2000



IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ DREW KEITH                                                       CFO
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                             TITLE

Drew Keith                                                          9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF RESPONSIBLE PARTY                                    DATE

PREPARER:
/s/ JESSICA L. WILSON                                       Corporate Controller
---------------------------------------                     --------------------
ORIGINAL SIGNATURE OF PREPARER                                      TITLE

Jessica L. Wilson                                                   9/20/00
---------------------------------------                     --------------------
PRINTED NAME OF PREPARER                                             DATE

--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE  NAME:  KITTY HAWK, INC.                           ACCRUAL BASIS-1
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
COMPARATIVE  BALANCE  SHEET
---------------------------------------------------------------------------------------------------
                                                              MONTH            MONTH      MONTH
                                            SCHEDULE    -------------------------------------------
ASSETS                                       AMOUNT         JULY 2000       AUGUST 2000
---------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                     $13,401,586      $47,725,174      $46,191,821
---------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                 $0               $0
---------------------------------------------------------------------------------------------------
3.  TOTAL CASH                            $13,401,586      $47,725,174      $46,191,821     $0
---------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                             ($11,899,615)    ($11,912,223)
---------------------------------------------------------------------------------------------------
5.  INVENTORY                                                ($816,667)       ($916,667)
---------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                          $15,000          $15,000          $15,000
---------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                          $300,363         $286,917
---------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                  $422,186,692     $368,414,869     $370,835,468
---------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                 $435,603,278     $403,739,124     $404,500,316     $0
---------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT            $2,425,652       $2,865,674       $2,865,674
---------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                    $582,967         $631,988
---------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                              $2,425,652       $2,282,707       $2,233,686     $0
---------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                         $62,465         $293,261         $219,367
---------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)            $10,967,208      $10,579,216      $10,494,032
---------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                  $138,370,015     $138,370,015     $138,370,015
---------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                         $587,428,618     $555,264,323     $555,817,416     $0
---------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                       ($1,048,252)       ($262,726)
---------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                   $0               $0
---------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                   $0               $0
---------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                       $1,277,000         $345,000
---------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                    $0               $0
---------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                     $2,346,619       $3,019,094
---------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                             $2,575,367       $3,101,368     $0
---------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------
24. SECURED DEBT                         $466,119,468     $416,251,006     $416,251,006
---------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                             $29,661               $0
---------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                        $22,580,547       $2,245,799       $2,246,026
---------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                            $0      $35,306,098      $35,319,820
---------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION
    LIABILITIES                          $488,729,676     $453,802,903     $453,816,852     $0
---------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                    $488,729,676     $456,378,270     $456,918,220     $0
---------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                             $98,899,692      $98,899,692
---------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                          ($13,639)           ($496)
---------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                   $0      $98,886,053      $98,899,196     $0
---------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS'EQUITY                        $488,729,676     $555,264,323     $555,817,416     $0
---------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
---------------------------------------------

---------------------------------------------
INCOME STATEMENT
------------------------------------------------------------------------------------------------------
                                                MONTH           MONTH          MONTH
                                             ---------------------------------------------    QUARTER
REVENUES                                      JULY 2000      AUGUST 2000                       TOTAL
------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                   $0               $0                           $0
------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                        $0               $0                           $0
------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                      $0               $0         $0                $0
------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------------
4.  MATERIAL                                         $0               $0                           $0
------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                     $0               $0                           $0
------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                  $0               $0                           $0
------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                         $0               $0         $0                $0
------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                     $0               $0         $0                $0
------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                $85,488          $83,334                     $168,822
------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                              $0               $0                           $0
------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                ($1,050,722)     ($1,313,429)                 ($2,364,151)
------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                $21,502          $21,502                      $43,004
------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                              $0               $0                           $0
------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                  ($943,732)     ($1,208,593)        $0       ($2,152,325)
------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                           $943,732       $1,208,593         $0        $2,152,325
------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)          ($208,368)       ($337,655)                   ($546,023)
------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT. LIST)                $0               $0                           $0
------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                           $116,620         $246,088                     $362,708
------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                      $47,648          $49,020                      $96,668
------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                $91,567          $91,567                     $183,134
------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                              $0               $0                           $0
------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                 $47,467          $49,020         $0           $96,487
------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                          $913,831       $1,146,430                   $2,060,261
------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                $0               $0                           $0
------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                              $0               $0                           $0
------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES              $913,831       $1,146,430         $0        $2,060,261
------------------------------------------------------------------------------------------------------
27. INCOME TAX                                       $0               $0                           $0
------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                          ($17,566)         $13,143         $0           ($4,423)
------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE  NAME:  KITTY HAWK, INC.                           ACCRUAL BASIS-3
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
---------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                MONTH             MONTH        MONTH
CASH RECEIPTS AND                           -------------------------------------------    QUARTER
DISBURSEMENTS                                 JULY 2000        AUGUST 2000                  TOTAL
-----------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                $38,394,776       $47,725,174               $38,394,776
-----------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------
2.  CASH SALES                                        $0                $0                        $0
-----------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------
3.  PREPETITION                                       $0                $0                        $0
-----------------------------------------------------------------------------------------------------
4.  POSTPETITION                                      $0                $0                        $0
-----------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                          $0                $0         $0             $0
-----------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                    $0                $0                        $0
-----------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                    $0                $0                        $0
-----------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                      $34,741,091       $31,473,418               $66,214,509
-----------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS             $34,741,091       $31,473,418         $0    $66,214,509
-----------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                           $34,741,091       $31,473,418         $0    $66,214,509
-----------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                     $73,135,867       $79,198,592         $0   $104,609,285
-----------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------
12. NET PAYROLL                               $3,613,151        $3,685,060                $7,298,211
-----------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                        $1,526,251        $1,483,915                $3,010,166
-----------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                $74,434          $121,434                  $195,868
-----------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                     $1,392,334        $1,755,959                $3,148,293
-----------------------------------------------------------------------------------------------------
16. UTILITIES                                   $169,330          $245,713                  $415,043
-----------------------------------------------------------------------------------------------------
17. INSURANCE                                   $655,938        $1,011,980                $1,667,918
-----------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                          $98,840                $0                   $98,840
-----------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                  $0                $0                        $0
-----------------------------------------------------------------------------------------------------
20. TRAVEL                                    $1,128,416        $1,357,193                $2,485,609
-----------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                     $0                $0                        $0
-----------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                     $3,518,517        $4,798,921                $8,317,438
-----------------------------------------------------------------------------------------------------
23. SUPPLIES                                     $77,440          $107,637                  $185,077
-----------------------------------------------------------------------------------------------------
24. ADVERTISING                                   $8,395            $6,198                   $14,593
-----------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                      $12,985,397       $18,432,761               $31,418,158
-----------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS            $25,248,443       $33,006,771         $0    $58,255,214
-----------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                           $150,000                $0                  $150,000
-----------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                            $12,250                $0                   $12,250
-----------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                               $0                $0                        $0
-----------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES               $162,250                $0         $0       $162,250
-----------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                      $25,410,693       $33,006,771         $0    $58,417,464
-----------------------------------------------------------------------------------------------------
32. NET CASH FLOW                             $9,330,398       ($1,533,353)        $0     $7,797,045
-----------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                      $47,725,174       $46,191,821         $0    $46,191,821
-----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE  NAME:  KITTY HAWK, INC.                           ACCRUAL BASIS-4
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
---------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                    MONTH            MONTH             MONTH
                                                    SCHEDULE     --------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                          AMOUNT       JULY 2000       AUGUST 2000
-------------------------------------------------------------------------------------------------------------
1.  0-30                                                                  $0               $0
-------------------------------------------------------------------------------------------------------------
2.  31-60                                                                 $0               $0
-------------------------------------------------------------------------------------------------------------
3.  61-90                                                                 $0               $0
-------------------------------------------------------------------------------------------------------------
4.  91+                                                                   $0               $0
-------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                           $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                              $11,899,615      $11,912,223
-------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                           $0      ($11,899,615)    ($11,912,223)          $0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH: August 2000
-------------------------------------------------------------------------------------------------------------
                                           0-30       31-60             61-90              91+
TAXES PAYABLE                              DAYS        DAYS              DAYS             DAYS        TOTAL
-------------------------------------------------------------------------------------------------------------
1.  FEDERAL                                 $0          $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
2.  STATE                                   $0          $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
3.  LOCAL                                   $0          $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                     $0          $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                     $0          $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                  $341,405    ($81,127)        ($181,999)       ($341,005)   ($262,726)
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------
STATUS OF POSTPETITION TAXES                                                    MONTH: August 2000
-------------------------------------------------------------------------------------------------------------
                                                    BEGINNING       AMOUNT                            ENDING
                                                       TAX       WITHHELD AND/        AMOUNT           TAX
FEDERAL                                             LIABILITY*    OR ACCRUED           PAID         LIABILITY
-------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                       $0          $119,004         $119,004           $0
-------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                     $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                     $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                        $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
5.  INCOME                                              $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                                 $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                                 $0          $119,004         $119,004           $0
-------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                         $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
9.  SALES                                               $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
10. EXCISE                                              $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                        $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                       $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                   $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                 $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                 $0                $0               $0           $0
-------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                         $0          $119,004         $119,004           $0
-------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH: August 2000
---------------------------------------------                       ------------
BANK RECONCILIATIONS                              Account #1         Account #2         Account #3
--------------------------------------------------------------------------------------------------------------------
A.   BANK:                                         Bank One           Bank One         Wells Fargo
------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                              100140334          9319959434        4417-881463          TOTAL
------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                              Operating         Disbursement        Operating
--------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                      $252,987           $50,000           $20,775          $413,809
--------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                      $0                $0                                  $0
--------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                  $2,349,440                $0                $0        $2,349,440
--------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                          $46,269                $0          ($20,305)         ($37,727)
--------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                  ($2,050,184)          $50,000              $470       ($1,999,714)
--------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                   No checks            13585           No checks
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------
INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                                                 DATE OF          TYPE OF         PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE        INSTRUMENT         PRICE               VALUE
--------------------------------------------------------------------------------------------------------------------
7.  Wells Fargo Certificate of Deposit                              CD             $200,000          $202,564
--------------------------------------------------------------------------------------------------------------------
8.  Bank One                                    8/31/00      Overnight Sweep    $47,961,615       $47,961,615
--------------------------------------------------------------------------------------------------------------------
9.  N/A
--------------------------------------------------------------------------------------------------------------------
10. N/A
--------------------------------------------------------------------------------------------------------------------
11. TOTAL  INVESTMENTS                                                          $48,161,615       $48,164,179
--------------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                   $1,000
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                     $46,191,821
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: August 2000
---------------------------------------------                 ------------------
BANK  RECONCILIATIONS
                                                            Account #4        Account #5         Account #6
-----------------------------------------------------------------------------------------------------------------------------
A.   BANK:                                                   Bank One          Bank One           Bank One
----------------------------------------------------------------------------------------------------------------
B.   ACCOUNT  NUMBER:                                       1570695922   100129949/9319958451    1586268961          TOTAL
----------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                                          Payroll       Health Insurance    Flex Spending
-----------------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                                   $0              $63,691           $26,356         $90,047
-----------------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                             $0                   $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                                 $0                   $0                $0              $0
-----------------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                      $0             ($63,691)               $0        ($63,691)
-----------------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                                  $0                   $0           $26,356         $26,356
-----------------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                              63097              138006              1054
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
                                                             DATE OF            TYPE OF            PURCHASE          CURRENT
BANK,  ACCOUNT  NAME  &  NUMBER                              PURCHASE          INSTRUMENT            PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                  $0               $0
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                    $0
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                      $26,356
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-5
---------------------------------------------

---------------------------------------------
CASE  NUMBER: 400-42141-BJH                             02/13/95, RWD, 2/96
---------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                             MONTH:  August 2000
---------------------------------------------
BANK  RECONCILIATIONS
                                                Account #7        Account #8           Account #9
-------------------------------------------------------------------------------------------------------------
A.    BANK:                                      Bank One
---------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                           1586269860                                             TOTAL
---------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                              COD
-------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                        $0               $0                  $0            $0
-------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                  $0               $0                  $0            $0
-------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                      $0               $0                  $0            $0
-------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                           $0               $0                  $0            $0
-------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                       $0                                                 $0
-------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                    2108
-------------------------------------------------------------------------------------------------------------

---------------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------
                                                        DATE OF         TYPE OF      PURCHASE     CURRENT
BANK, ACCOUNT NAME & NUMBER                            PURCHASE       INSTRUMENT      PRICE        VALUE
-------------------------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                     $0          $0
-------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                         $0
-------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL BASIS-6
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: August 2000
---------------------------------------------                 ------------------
PAYMENTS  TO  INSIDERS  AND  PROFESSIONALS
---------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                                   TYPE OF           AMOUNT        TOTAL PAID
       NAME                        PAYMENT            PAID           TO DATE
--------------------------------------------------------------------------------
1. Mike Clark                      Salary            $6,667          $26,668
--------------------------------------------------------------------------------
2. Jim Craig                       Salary           $16,667          $66,668
--------------------------------------------------------------------------------
3. Janie Garrard                   Salary                $0           $2,625
--------------------------------------------------------------------------------
4. Drew Keith                      Salary           $16,250          $71,462
--------------------------------------------------------------------------------
5  Lena Baker                      Salary                $0           $7,500
--------------------------------------------------------------------------------
6  Jim Reeves                      Salary           $33,333         $133,332
--------------------------------------------------------------------------------
7  John Turnipseed                 Salary           $10,417          $41,668
--------------------------------------------------------------------------------
8  TOTAL PAYMENTS
     TO INSIDERS                                    $83,334         $349,923
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                               PROFESSIONALS
------------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                        TOTAL
                           ORDER AUTHORIZING    AMOUNT        AMOUNT         TOTAL PAID         INCURRED
       NAME                     PAYMENT        APPROVED         PAID           TO DATE          & UNPAID*
------------------------------------------------------------------------------------------------------------
1. Lain Faulkner                                                $149,369         $149,369               $0
------------------------------------------------------------------------------------------------------------
2. Haynes and Boone                                             $568,509         $867,645         $260,000
------------------------------------------------------------------------------------------------------------
3. The Seabury Group                                            $150,000         $600,000               $0
------------------------------------------------------------------------------------------------------------
4. Forshey & Prostock                                           $111,702         $111,702          $85,000
------------------------------------------------------------------------------------------------------------
5  Price Waterhouse Coopers                                     $184,372         $184,372               $0
------------------------------------------------------------------------------------------------------------
6  Jay Alix and Associates                                       $86,245          $86,245               $0
------------------------------------------------------------------------------------------------------------
7  Andrews & Kurth                                              $337,997         $337,997          $48,835
------------------------------------------------------------------------------------------------------------
8  Jenkins & Gilchrist                                           $45,992          $45,995               $0
------------------------------------------------------------------------------------------------------------
9  Ford and Harrison                                             $94,095          $94,095               $0
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
6. TOTAL PAYMENTS
   TO PROFESSIONALS                                    $0     $1,163,952       $1,913,088         $393,835
------------------------------------------------------------------------------------------------------------

*  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

--------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SCHEDULED          AMOUNTS
                              MONTHLY             PAID             TOTAL
                             PAYMENTS            DURING            UNPAID
NAME OF CREDITOR                DUE              MONTH          POSTPETITION
--------------------------------------------------------------------------------
1. N/A
--------------------------------------------------------------------------------
2. N/A
--------------------------------------------------------------------------------
3. N/A
--------------------------------------------------------------------------------
4. N/A
--------------------------------------------------------------------------------
5. N/A
--------------------------------------------------------------------------------
6. TOTAL                         $0                $0                $0
--------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

---------------------------------------------
CASE NAME: KITTY HAWK, INC.                             ACCRUAL  BASIS-7
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42141-BJH                              02/13/95, RWD, 2/96
---------------------------------------------

                                                        MONTH: August 2000
---------------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                   YES       NO
--------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
--------------------------------------------------------------------------------
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                               X
--------------------------------------------------------------------------------
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                         X
--------------------------------------------------------------------------------
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                   X
--------------------------------------------------------------------------------
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                                   X
--------------------------------------------------------------------------------
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                             X
--------------------------------------------------------------------------------
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                                X
--------------------------------------------------------------------------------
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                         X
--------------------------------------------------------------------------------
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE?                               X
--------------------------------------------------------------------------------
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                              X
--------------------------------------------------------------------------------
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                        X
--------------------------------------------------------------------------------
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                          X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                   YES       NO
--------------------------------------------------------------------------------
1.   ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                 X
--------------------------------------------------------------------------------
2.   ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                   X
--------------------------------------------------------------------------------
3.   PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                        INSTALLMENT  PAYMENTS
------------------------------------------------------------------------------------------------------------
      TYPE OF                                                                             PAYMENT AMOUNT
      POLICY                       CARRIER                     PERIOD COVERED              & FREQUENCY
------------------------------------------------------------------------------------------------------------
121 Aircraft Insurance      Aviation Agency                6/1/2000 -  5/31/2001      781,160      Quarterly
------------------------------------------------------------------------------------------------------------
Workers Comp                Aviation Agency                1/1/2000 - 12/31/2000      124,382      Monthly
------------------------------------------------------------------------------------------------------------
Inland Marine/Property      GCU                            4/1/2000 -  3/31/2001        9,902      Monthly
------------------------------------------------------------------------------------------------------------
Professional Liab           Aviation Agency                6/1/2000 -  5/31/2001       25,291      Annual
------------------------------------------------------------------------------------------------------------
135 Aircraft Insurance      Aviation Agency               10/1/1999 -  9/30/2000       87,316      Quarterly
------------------------------------------------------------------------------------------------------------
Primary Auto                Aviation Agency                4/1/2000 -  3/31/2001       10,827      Monthly
------------------------------------------------------------------------------------------------------------
Excess Auto                 Aviation Agency                4/1/2000 -  3/31/2001       29,870      Annual
------------------------------------------------------------------------------------------------------------
Medical Equipment           Aviation Agency               3/29/2000 -  3/29/2001        3,363      Annual
------------------------------------------------------------------------------------------------------------
Aggregate Claims Liab       Reliastar                      5/1/2000 -  4/30/2001       15,000      Annually
------------------------------------------------------------------------------------------------------------
Claims Admin Runout         CIGNA                          5/1/2000 -  4/30/2001      125,779      One time
------------------------------------------------------------------------------------------------------------
Pilot Long Term Disabl      UNUM                           5/1/2000 -  4/30/2001        7,975      Monthly
------------------------------------------------------------------------------------------------------------
Stop Loss                   Reliastar                      5/1/2000 -  4/30/2001       31,635      Monthly
------------------------------------------------------------------------------------------------------------
Case Management             Reliastar                      5/1/2000 -  4/30/2001        1,329      Monthly
------------------------------------------------------------------------------------------------------------
Claims Administration       Allied Benefit System          5/1/2000 -  4/30/2001       25,052      Monthly
------------------------------------------------------------------------------------------------------------
Life/AD&D                   CIGNA                          5/1/2000 -  4/30/2001       11,732      Monthly
------------------------------------------------------------------------------------------------------------
EAP                         Behavioral Health Partners     5/1/2000 -  4/30/2001        2,941      Monthly
------------------------------------------------------------------------------------------------------------
Section 125 Admin           Taxsaver                       5/1/2000 -  4/30/2001        1,179      Monthly
------------------------------------------------------------------------------------------------------------

---------------------------------------------
CASE  NAME:  KITTY HAWK, INC.                              FOOTNOTES SUPPLEMENT
---------------------------------------------
---------------------------------------------
CASE  NUMBER: 400-42141-BJH                                ACCRUAL BASIS
---------------------------------------------

                                                           MONTH: August 2000


----------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS     LINE
 FORM NUMBER     NUMBER                             FOOTNOTE/EXPLANATION
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      3             8       All cash received into the each subsidiary cash account is swept each night to Kitty Hawk, Inc. Master Account
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      3            31       All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      4             6       All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc.  All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
      7                     All insurance policies are carried in the name of Kitty Hawk, Inc. and its subsidiaries. Therefore, they are listed here accordingly.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                 August 2000

8.  OTHER (ATTACH LIST)                        $ 370,835,468 Reported
                                               --------------
       Intercompany Receivables                  371,201,350
       Escrow JRC                                    403,000
       A/R Other                                     352,577
       Misc A/R                                      (10,325)
       A/R Employees                                     853
       A/R 401(k) Loan                                  (126)
       A/R Payroll advance                               252
       A/R Travel Advance                              1,678
       Deferred Taxes                             (1,682,277)
       Deposits - Other                              152,487
       Deposits - Retainers                          415,999
                                               --------------
                                                 370,835,468 Detail
                                               --------------
                                                        -    Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                    10,494,032 Reported
                                               --------------
       Loan organizaiton costs                     1,515,288
       Bond offering costs                         7,151,860
       Non-compete - Beti Ward                       350,006
       Goodwill - KH Cargo                         1,476,878
                                               --------------
                                                  10,494,032 Detail
                                               --------------
                                                        -    Difference

15. OTHER (ATTACH LIST)                          138,370,015
                                               --------------
       Investment in KH Aircargo                       1,000
       Investment in KH International             81,974,302
       Investment in Longhorn                      2,266,436
       Investment in KH Cargo                     54,128,277
                                               --------------
                                                 138,370,015 Detail
                                               --------------
                                                        -    Difference

22. OTHER (ATTACH LIST)                        $   3,019,094 Reported
                                               --------------
       Accrued expenses                              (78,933)
       Accrued interest                            3,061,309
       A/P Aging reconciling item                    (28,152)
       FIT W/H                                         4,106
       Accrued Salaries/Wages/401(k)                  60,764
                                               --------------
                                                   3,019,094 Detail
                                               --------------
                                                        -    Difference

27. OTHER (ATTACH LIST)                        $  35,319,820 Reported
                                               --------------
       Deferred Taxes                             37,136,131
       Accrued Taxes payable                     (17,658,879)
       Interest payable                           15,842,568
                                               --------------
                                                  35,319,820 Detail
                                               --------------
                                                        -    Difference

CASE NAME: KITTY HAWK, INC.

CASE NUMBER: 400-42141

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-2

16. NON-OPERATING INCOME (ATT. LIST)                (337,655)Reported
                                               --------------
       Interest Income                              (227,801)
       Other Misc Income                            (109,854)
                                               --------------
                                                    (337,655)Detail
                                                        -    Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                           31,473,418 Reported
                                               --------------
       Transfers from Charters                     2,238,567
       Transfers from Cargo                       10,194,560
       Transfers from Aircargo                    13,794,538
       Transfers from International                  690,325
       Transfers to LSI                                    -
       Cash deposits - non-lockbox                 3,396,241
       Interest income                               227,066
       Settlement proceeds Connie Kalitta            615,000
       Other Misc Income                             312,050
       Misc deposits/returned wires                    5,071
                                               --------------
                                                  31,473,418 Detail
                                               --------------
                                                        -    Difference
                                               --------------


25. OTHER (ATTACH LIST)                           18,432,761 Reported
                                               --------------
       Inc. 401(k)                                   295,514
       Employee Expenses/Relocation                   54,932
       Bank charges                                    8,605
       Fuel                                        7,207,722
       Professional fees                           2,149,952
       Ground Handling                             2,529,151
       Asset purchase - Engine                       490,000
       Shipping                                      206,526
       Ondemand Charter costs                         58,684
       135 Airline costs                              65,141
       Equipment Rental                              114,950
       Building Rent and expenses                    751,274
       Contract Labor                                734,531
       Trucking                                      414,059
       Customs/Parking/Landing                       853,228
       American Express Charges                        5,310
       Uniforms                                       16,912
       Simulator/Communication/Other Training        349,270
       Misc                                           58,416
       Board of Direcetors expenses                   94,992
       Customer refund                                38,459
       Shutdown costs                                102,837
       Deposits                                       35,584
       Subcharter Aircraft                         1,796,712
                                               --------------
                                                  18,432,761 Detail
                                                        -    Difference